SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 24, 2003
                                                         -----------------



                              ELIZABETH ARDEN, INC.
             (Exact name of registrant as specified in its charter)



            Florida                   1-6370                  59-0914138
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)



   14100 N.W. 60th Avenue, Miami Lakes, Florida                  33014
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 818-8000


              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c)  Exhibits.

                       99.1         Press Release dated December 24, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

           On December 24, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to announce (i) that the Company has commenced a cash tender offer and consent solicitation for all of its $104,000,000 outstanding principal amount of its 11 3/4% Senior Secured Notes due 2011 and (ii) that the Company also called for redemption $20,000,000 aggregate principal amount of its 10 3/8% Senior Notes due 2007. The consideration for the tender offer and consent solicitation, expenses and premiums associated therewith and the repurchase of the Senior Notes will be funded with a private placement of debt securities that the Company intends to undertake in early January. The redemption of the 10 3/8% Senior Notes is not subject to the private placement of debt securities and will be funded with the Company's revolving credit facility if the tender offer is not consummated.

           A copy of the entire press release is attached to this Form 8-K as
Exhibit 99.1.



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
                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ELIZABETH ARDEN, INC.


Date:        December 24, 2003                  /s/ Stephen J. Smith
             -----------------                 ---------------------------------
                                               Stephen J. Smith
                                               Executive Vice President and
                                               Chief Financial Officer




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
                                  EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------

       99.1                   Press Release dated December 24, 2003.






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